PENN SERIES FUNDS, INC.

Supplement dated June 30, 2023

to the Prospectus dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Balanced Fund and each of the Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (collectively, the “LifeStyle Funds” and together with the Balanced Fund, the “Funds”)

Effective July 1, 2023 (the “Effective Date”), Mr. Hong Mu will commence serving as a portfolio manager of the Funds, joining Mr. Zhiwei Ren and assuming the role of co-portfolio manager previously held by Mr. Mark Heppenstall. On the Effective Date, Mr. Heppenstall will no longer serve as a portfolio manager of the Funds but will continue to focus on his roles as Chief Investment Officer of PMAM and portfolio manager to other of the Penn Series Funds, including the Limited Maturity Bond, Quality Bond and High Yield Bond Funds.

In connection with this change, the information in the Prospectus under the heading “Portfolio Managers” in each Fund’s “Fund Summary” section is hereby replaced in its entirety with the information below.

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Hong Mu, CFA, FSA, Portfolio Manager of PMAM, has served as a portfolio manager of the Fund since July 2023.

Zhiwei Ren, CFA, Managing Director, Portfolio Manager of PMAM, has served as portfolio manager of the Fund since October 2016.

In addition, the third paragraph under the heading “Management — Investment Adviser — Penn Mutual Asset Management, LLC.” in the Prospectus is hereby replaced in its entirety with the paragraphs below.

Mark Heppenstall, CFA, President and Chief Investment Officer, Portfolio Manager of PMAM, is co-portfolio manager for the Money Market, Limited Maturity Bond, Quality Bond, and High Yield Bond Funds. Mr. Heppenstall, with over 29 years of investment experience, also served as Managing Director and Portfolio Manager of Penn Mutual from June 2014 to December 2014. Prior to Penn Mutual, Mr. Heppenstall worked for 16 years as Managing Director of Fixed Income at Pennsylvania Public School Employees’ Retirement System.

Hong Mu, CFA, FSA, Portfolio Manager of PMAM, is co-portfolio manager of the Balanced and LifeStyle Funds. Mr. Mu, with over 16 years of investment experience, previously served as an Investment Specialist for PMAM from 2017 to 2021. Prior to rejoining PMAM as portfolio manager, Mr. Mu was Vice President, Insurance Solutions for Blackrock.

The changes described above will have no effect on the Funds’ investment objectives or principal investment strategies and are not expected to affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8983    07/23

PENN SERIES FUNDS, INC.

Supplement dated June 30, 2023

to the Statement of Additional Information (“SAI”) dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Balanced Fund and each of the Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (collectively, the “LifeStyle Funds” and together with the Balanced Fund, the “Funds”)

Effective July 1, 2023, Hong Mu will replace Mark Heppenstall as co-portfolio manager of the Funds.

In connection with this change, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information — Portfolio Managers — Penn Mutual Asset Management, LLC,” is hereby deleted and replaced with the following:

Messrs. Ellis, Heppenstall, Ren and Zappin did not beneficially own any shares of the Funds as of December 31, 2022. Mr. Mu did not beneficially own any shares of the Funds as of May 31, 2023.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Hong Mu1	0	$0	0	$0	1	$22,007.2

[1]	The information for Mr. Mu is provided as of May 31, 2023.

The changes described above will have no effect on the Funds’ investment objectives or principal investment strategies and are not expected to affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8984    07/23